Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition (Details) - Acquisition of Paperless Ltd. (“Paperless”) [Member]
$ in Thousands
Dec. 31, 2024 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net assets excluding cash acquired	$ 91
Intangible assets	7,682
Deferred taxes	(1,767)
Non-controlling interests	(1,933)
Liabilities in respect of business combinations	(5,867)
Goodwill	2,919
Total consideration, net of acquired cash	$ 1,125